Nationwide Life Insurance Company • Nationwide Variable Account - 6

Prospectus supplement dated February 16, 2010

to Prospectus dated November 25, 2003

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On December 30, 2009, the Evergreen Funds Board of Trustees voted to liquidate the Evergreen VA Diversified Income Builder Fund – Class 1 Shares and the Evergreen VA Diversified Capital Builder Fund – Class 1, effective April 30, 2010.

Effective April 30, 2010, these underlying mutual funds will no longer be available to receive transfers or new purchase payments.

Any account value allocated to these funds will be transferred to the Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I on April 30, 2010.